Offerings - Offering: 1	Aug. 06, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	6.600% Senior Notes due 2029
Maximum Aggregate Offering Price	$ 500,000,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 73,800.00
Offering Note	Represents the aggregate principal amount of BGC Group, Inc.'s 6.600% Senior Notes due 2029 to be offered in the exchange offer to which the registration statement relates.